EXHIBIT 23.1






                              Accountants' Consent





The Board of Directors
Enzon, Inc.:



We consent to the use of our report incorporated herein by reference.



                                                     /S/ KPMG PEAT MARWICK LLP
                                                     KPMG Peat Marwick LLP



New York, New York
December 13, 1996